SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) - March 15, 2004
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                                  CAPRIUS, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                   0-11914                      02-2457487
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(State or other jurisdiction       (Commission                  (IRS Employer
      of Incorporation)            File Number)              Identification No.)


          One Parker Plaza, Fort Lee, New Jersey                     07024
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         (Address of principal executive offices)                 (zip code)


       Registrant's telephone number, including area code - (201) 592-8838
                                                            --------------

                                       NA
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          (Former Name or Former Address, if changed since last report)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
        ---------------------------------------------

     On March 15, 2004, the Board of Directors and the Audit Committee of Caprius, Inc. (the "Company"), at special meetings, unanimously resolved to appoint Marcum & Kliegman LLP ("Marcum"), New York, New York, as the Company's independent certifying accountants for the fiscal year ending September 30, 2004. Earlier in the day on March 15, 2003, BDO Seidman, LLP ("BDO"), the independent accountants which had audited the financial statements of the Company for the years ended September 30, 2003 and 2002, and prior years thereto, advised the Company that BDO was resigning as the Company's accountants.

     The reports of BDO on the Company's consolidated financial statements for the years ended September 30, 2003 and 2002 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that BDO had raised questions as to the ability of the Company to continue as a going concern based upon the Company's recurring losses from operations and outstanding litigations in which the Company and its principal officers and directors are defendants.

     In connection with the audits for the years ended September 30, 2003 and 2002, and through March 15, 2004, there were no disagreements with BDO on any matter of the Company's accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused them to make reference thereto in their report on the consolidated financial statements for such years, nor were there any reportable events that would required disclosure, except as described in the next paragraph.

     Prior to the completion of the audit for the year ended September 30, 2003, BDO received an "anonymous" letter containing allegations about the Company and its management. The allegations in that letter were very similar to the allegations in the pending litigations. Company management responded to each allegation in the letter. BDO desired that independent counsel review the allegations and the responses. Independent counsel conducted his review and reported his findings to BDO. BDO then issued its report for the fiscal year ended September 30, 2003 without making any changes in the financial statements. Because of the time expended in dealing with letter, the Company's Form 10-KSB was filed late and the Company has been delayed in filing the Form 10-QSB for the quarter ended December 31, 2003. The Company has authorized BDO to respond fully to Marcum regarding this and any other matter.

     The Company has requested and received from BDO a letter, dated March 19, 2004, addressed to the Securities and Exchange Commission stating that BDO agrees with the above statements. A copy of the BDO letter is attached as an exhibit to the report.

     On March 15, 2004, the Company engaged Marcum as its new independent accountants to audit the Company's financial statements for the year ending September 30, 2004, and to review the Company's Forms 10-QSB for the fiscal quarters ending December 31, 2003, March 31, 2004 and June 30, 2004. During the Company's two most recent fiscal years and any subsequent interim period prior to engaging such accountants, the Company has not consulted with Marcum regarding any of the matters specified in Item 304(a)(2) of Regulation S-B.


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


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
        ---------------------------------

     (c)  Exhibits

          16.1 Letter on change in certifying accountant from BDO Seidman, LLP, addressed to the Securities and Exchange Commission, dated
                March 19, 2004.


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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CAPRIUS, INC.
                                            ------------------
                                            (Registrant)


Dated: March 19, 2004                       By  /s/ George Aaron
                                                ---------------------------
                                                George Aaron,
                                                Chief Executive Officer


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